Supplement to the
Fidelity® Select Portfolios®
Industrials Sector
April 29, 2010
Prospectus

A special meeting of Environmental Portfolio shareholders was held on June 15, 2010. Shareholders approved certain fundamental policy changes. Those changes, as well as other changes including a change to the fund's name, will take effect on July 1, 2010.

Effective July 1, 2010, Environmental Portfolio will be renamed Environment and Alternative Energy Portfolio and will compare its performance to the FTSE Environmental Opportunities & Alternative Energy Index.

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 4.

Sean Gavin (portfolio manager) has managed the fund since September 2010.

Effective July 1, 2010, the following information replaces similar information found under the heading "Principal Investment Strategies" in the "Fund Summary" section on page 9.

  Normally investing at least 80% of assets in securities of companies principally engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services.

Effective July 1, 2010, the following information replaces similar information found under the heading "Principal Investment Risks" in the "Fund Summary" section on page 9.

  Environment and Alternative Energy Industry Concentration. The environment and alternative energy industries can be significantly affected by government regulations and subsidies, changing supply and demand for traditional energy sources, and availability of funding for remedial cleanup efforts or development of new technologies, and can be subject to risks associated with hazardous materials.

Effective July 1, 2010, the following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 10.

Anna Davydova (portfolio manager) has managed the fund since March 2010.

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 13.

Steven Bullock (portfolio manager) has managed the fund since April 2010.

The following information replaces the similar information found under the heading "Portfolio Manager(s)" in the "Fund Summary" section on page 19.

Sean Gavin (portfolio manager) has managed the fund since September 2010.

Effective July 1, 2010, the following information replaces similar information found under the heading "Principal Investment Strategies" in the "Investment Details" section on page 21.

Environment and Alternative Energy Portfolio

The fund invests primarily in companies engaged in business activities related to alternative and renewable energy, energy efficiency, pollution control, water infrastructure, waste and recycling technologies, or other environmental support services. The fund normally invests at least 80% of its assets in securities of companies principally engaged in these activities.

These companies may include, for example, companies involved in alternative and renewable energy such as solar, wind, biofuels, hydropower, or geothermal power; energy efficiency and energy conservation products and services such as energy efficient home or building design and insulation, including heating and cooling, lighting, or appliances, as well as fuel efficient vehicles such as hybrid and electric cars; pollution reduction and prevention activities to control emissions; water infrastructure related to water distribution, water purification, the collection, treatment, or reclamation of wastewater, and other water storage and maintenance; and waste management and recycling activities such as the transportation, treatment, and disposal of hazardous or other wastes, transforming waste into energy and other recycling, and sanitation or filtration equipment or services.

Effective July 1, 2010, the following information replaces similar information found under the heading "Principal Investment Risks" in the "Investment Details" section on page 23.

The environment and alternative energy industries can be significantly affected by government regulations and subsidies, rapid technological change, and changes in the supply and demand for traditional energy sources. Changing political priorities and global supply and demand may also have a significant impact on the availability of funding for remedial cleanup efforts and for research, development, and adoption of new technologies. In addition, hazardous materials involved in environmental industries can present significant liability risk.

The following information replaces the biographical information for John Mirshekari found in the "Fund Management" section on page 30.

Sean Gavin is portfolio manager of Air Transportation Portfolio and Transportation Portfolio, which he has managed since September 2010. He also manages other Fidelity funds. Prior to joining Fidelity Investments in 2006 as a research analyst, Mr. Gavin served as an associate portfolio manager for Pioneer Investments, which he joined in 2002.

Effective July 1, 2010, the following information replaces the biographical information for Douglas Simmons and Anna Davydova found in the "Fund Management" section on page 30.

Anna Davydova is portfolio manager of Environment and Alternative Energy Portfolio, which she has managed since March 2010. Since joining Fidelity Investments in July 2005, Ms. Davydova has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Jonathan Kasen and Steven Bullock found in the "Fund Management" section on page 30.

Steven Bullock is manager of Industrial Equipment Portfolio, which he has managed since April 2010. Since joining Fidelity Investments in 2006, Mr. Bullock has worked as a research analyst and portfolio manager.

Effective July 1, 2010, the following information supplements similar information found under the heading "Additional Information about the Indexes" in the "Appendix" section on page 39.

FTSE Environmental Opportunities & Alternative Energy Index is a modified market capitalization-weighted index designed to measure the performance of the equity markets of securities derived from the FTSE Environmental Opportunities USA Index and the largest 50 non-U.S. companies in the FTSE Environmental Opportunities Renewable & Alternative Energy Index.

SELCI-10-04  September 13, 2010
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